UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): July 16, 2001


                         MEDITECH PHARMACEUTICALS, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


  NEVADA                            0-12561                     95-3819300
  ------                            -------                     ----------
  (State or other                  (Commission               (I.R.S. Employer
  jurisdiction                     File Number)             Identification No.)
  of incorporation)

                        10105 E. Via Linda, #103, PMB 382
                             Phoenix, Arizona 85258
            ---------------------------------------------------------
           (Address of principal executive office, including zip code)

                                 (480) 614-2874
               --------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On July 16, 2001, Meditech Pharmaceuticals, Inc. (the "Company") dismissed Singer Lewak Greenbaum & Goldstein, LLP as its independent auditor. Singer Lewak Greenbaum & Goldstein, LLP's audit reports on the Company's financial statements for the years ended May 31, 2000, 1999 and 1998 were included in the Company's Form 10-K, which was filed on August 8, 2000. None of the audit reports contained an adverse opinion or disclaimer of opinion; however, the audit reports for such periods did contain a going concern qualification. The decision to dismiss Singer Lewak Greenbaum & Goldstein, LLP was approved by the Company's Board of Directors.

     Management of the Company knows of no past disagreements between the Company and Singer Lewak Greenbaum & Goldstein, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. There were no "reportable events" (as such term is defined in Item 304 of Regulation S-K) that occurred within the Company's two most recent fiscal years nor any subsequent interim period preceding the replacement of Singer Lewak Greenbaum & Goldstein, LLP.

     On July 17, 2001, the Company engaged Corbin & Wertz, which appointment was approved by the Company's Board of Directors. During the Company's two most recent fiscal years and any subsequent interim period prior to the engagement of Corbin & Wertz, neither the Company nor anyone on the Company's behalf consulted with Corbin & Wertz regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company's financial statements or (ii) any matter that was either the subject of a "disagreement" or a "reportable event."

     The Company has authorized Singer Lewak Greenbaum & Goldstein, LLP to respond fully to all inquiries of Corbin & Wertz.

     The Company has provided Singer Lewak Greenbaum & Goldstein, LLP with a copy of the disclosures being made in this Form 8-K and has requested that they furnish a letter to the Company addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements - None

         (b)      Exhibits

                  16.1 - Letter on change in certifying accountant.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MEDITECH PHARMACEUTICALS, INC.



Date:    August 13, 2001                By: /s/   GERALD N. KERN
                                            ------------------------------------
                                                  Gerald N. Kern
                                                  Chief Executive Officer

                                  EXHIBIT 16.1

[Letterhead of Singer Lewak Greenbaum & Goldstein LLP]


                                 August 8, 2001


Securities and Exchange Commission
Washington, DC  20549


We were previously the independent accountants for Meditech Pharmaceuticals, Inc., and on November 8, 2000, except for the third and fourth paragraphs of
Note 10 as to which the date is November 20, 2000, we reported on the consolidated financial statements of Meditech Pharmaceuticals, Inc. and subsidiary as of May 31, 2000 and 1999, and for each of the three years in the period ended May 31, 2000. On July 16, 2001, we were dismissed as independent accountants of Meditech Pharmaceuticals, Inc.

We have read Meditech Pharmaceuticals, Inc.'s statements included under Item 4 of its Form 8-k dated July 16, 2001, and we agree with such statements except we make no comment as to paragraphs three, four and five.


                                     /s/ Singer Lewak Greenbaum & Goldstein LLP
                                         SINGER LEWAK GREENBAUM & GOLDSTEIN LLP